Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PO PAR VALUE $0.001 MR ADD ADD ADD ADD 43 2 1 A BOX DESIGNATION SAMPLE Certificate Shares 43004, * * 000000 ****************** (IF Number * * * 000000 ***************** ANY) ZQ00000000 **** 000000 **************** Providence, VERICITY, INC. ***** 000000 *************** RI ****** 000000 ************** INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS 02940 **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David - THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr MR . Alexander.David SAMPLE Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. 3004 Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** CUSIP 92347D 10 0 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR David Sample . SAMPLE **** Mr. Alexander David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of** 000000**Shares****000000** Shares****000000**Shares*** *000000**Shares****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares *** *000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares **** 000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****00 ***ZEROHUNDRED THOUSAND 0000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000 CITIES DESIGNATED BY THE TRANSFER 000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****0000 AGENT, AVAILABLE ONLINE AT 00** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****00000 0** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000 ZERO HUNDRED AND ZERO*** www.computershare.com ** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000* * Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000** Shares ****000000**S FULLY-PAID AND NON-ASSESSABLE Shares OF COMMON STOCK OF Vericity, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by Total DTC duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the Shares Holder represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, Number Certificateof Insurance ID as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and Value with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid Transaction Shares CUSIP/IDENTIFIER unless countersigned and registered by the Transfer Agent and Registrar. Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY ICITY, I 6 5 4 3 2 1 FACSIMILE SIGNATURE TO COME R N COUNTERSIGNED AND REGISTERED: 12345678 E C V POR . R A COMPUTERSHARE TRUST COMPANY, N.A. Num/No CO TE . President TRANSFER AGENT AND REGISTRAR, 6 5 4 3 2 1 Denom 02/14/2013 . XXXXXX DEL RE 1,000,000 FACSIMILE SIGNATURE TO COME AWA 7 6 5 4 3 2 1 . XX Total 123456789012345 123456 00 XXXXXXXXXX X By Secretary AUTHORIZED SIGNATURE

VERICITY, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT -Custodian (Cust) (Minor) TEN ENT —as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN —as joint tenants with right of survivorship UNIFTRF MIN ACT -Custodian (until age) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.